SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 14, 2002
                Date of Report (Date of earliest event reported)


                      BRITTON & KOONTZ CAPITAL CORPORATION
           (Exact name of the registrant as specified in its charter)


   MISSISSIPPI                       0-22606                      64-0665423
 (State or Other              (Commission File Number)          (IRS Employer
 Jurisdiction of                                             Identification No.)
  Incorporation)


                   500 Main Street, Natchez, Mississippi 39120
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 445-5576
              (Registrant's Telephone Number, Including Area Code)



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Item 7.   Financial Statement and Exhibits.

(c)      Exhibits

     Exhibit 99.1 Certification of the Chief Executive Officer of Britton & Koontz Capital Corporation (the "Company") dated August 14, 2002.

     Exhibit 99.2 Certification of the Chief Financial Officer of the Company dated August 14, 2002.


Item 9.  Regulation FD Disclosure.

     On August 14, 2002, the Company filed its Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Quarterly Report") with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the certifications of the Company's Chief Executive Officer, W. Page Ogden, and Chief Financial Officer, Bazile R. Lanneau, Jr., pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The certifications are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

     The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BRITTON & KOONTZ CAPITAL CORPORATION



Date: August 15, 2002               By: /s/  W. Page Ogden
                                   --------------------------------------------
                                   President & Chief Executive Officer

                                                                EXHIBIT 99.1



                    Certification of Chief Executive Officer
                         Pursuant to 18 U.S.C. ss. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


     In connection with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 of Britton & Koontz Capital Corporation (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, W. Page Ogden, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/ W. Page Ogden
                                        --------------------------------------
                                         W. Page Ogden
                                         Chief Executive Officer

                                                                 EXHIBIT 99.2



                    Certification of Chief Financial Officer
                         Pursuant to 18 U.S.C. ss. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


     In connection with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 of Britton & Koontz Capital Corporation (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, Bazile R. Lanneau, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(4) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Bazile R. Lanneau, Jr.
                                       ---------------------------------------
                                        Bazile R. Lanneau, Jr.,
                                        Chief Financial Officer